UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2006



                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-14120                 23-1462070
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)



Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania        19477
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           (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operation and Financial Condition.

     The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On November 27, 2006, Advanta Corp. (the "Company") issued a press release describing its guidance for fiscal year 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 27, 2006 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated November 7, 2006. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 90 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest income including changes resulting from fluctuations in the volume of receivables and the range and timing of pricing offers to cardholders; (2) competitive pressures, including product development and pricing, among financial institutions; (3)
political conditions, social conditions, monetary and fiscal policies and general economic and other environmental conditions that affect the level of new account originations, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators and examinations; (9) effect of, and changes in, tax laws, rates, regulations and policies; (10) effect of legal and regulatory developments, including changes in bankruptcy laws and regulations and the ultimate resolution of the industry-related judicial proceedings relating to the legality of certain interchange rates; (11) relationships with customers, significant vendors and business partners; (12) difficulties or delays in the Company's ability to develop, acquire, produce, test and market products or services, including the ability and cost to obtain intellectual property rights or a failure to implement new products or services when anticipated; (13) the amount and cost of financing available to the Company; (14) the ratings on the debt of the Company and its subsidiaries; (15) the effect of changes in accounting policies or practices as may be required by changes in U.S. generally accepted accounting principles; (16) the impact of litigation, including judgments, settlements and actual or anticipated insurance recoveries for costs or judgments; (17) the proper design and operation of the Company's disclosure controls and procedures; and (18) the ability to attract and retain key personnel. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company has provided managed receivable data and other non-GAAP financial measurements in this document. Management believes that these non-GAAP financial measures used in managing the business may provide users additional useful information. The table attached to the press release filed as

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an  exhibit  to this  Form 8-K  includes  a  reconciliation  of  these  non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      The following exhibit relating to Item 2.02 shall be deemed "filed" under the Exchange Act:

      99.1 Press Release issued November 27, 2006 regarding guidance for fiscal year 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Advanta Corp.
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                                      (Registrant)


Date: November 27, 2006
                             By:  /s/ Elizabeth Mai
                                  -----------------------------------
                                      Elizabeth H. Mai, Chief Administrative
                                      Officer, Senior Vice President, Secretary
                                      and General Counsel


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                                  EXHIBIT INDEX
                                  -------------


Exhibit       Description                                    Method of Filing
-------       -----------                                    ----------------

99.1          Press release issued November 27, 2006          Filed herewith
              regarding guidance for fiscal year 2007